MCB FINANCIAL CORPORATION
                                1248 Fifth Avenue
                              San Rafael, CA 94901

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held May 17, 2000

                TO THE SHAREHOLDERS OF MCB FINANCIAL CORPORATION:

         NOTICE IS HEREBY GIVEN that pursuant to its Bylaws and the call of its Board of Directors, the 2000 Annual Meeting of Shareholders (the "Meeting") of MCB Financial Corporation ("MCB Financial") will be held at MCB Financial, 1248 Fifth Avenue, San Rafael, California 94901, on Wednesday, May 17, 2000 at 5:30 p.m., for the purpose of considering and voting on the following matters:

         1. Election of Directors. To elect the following eight persons to the Board of Directors of MCB Financial to serve until the 2001 Annual Meeting of Shareholders and until their successors are elected and have been qualified:

            John Cavallucci                   Gary T. Ragghianti
            Charles O. Hall                   Michael J. Smith
            Timothy J. Jorstad                Edward P. Tarrant
            Catherine H. Munson               Randall J. Verrue

         2. Ratification of Independent Auditors. To ratify the selection of Deloitte & Touche LLP to serve as MCB Financial's independent auditor for the year ending December 31, 2000.

         3. Other Business. To transact such other business as may properly come before the Meeting and any other adjournment or adjournments thereof.

         Only those shareholders of record at the close of business on March 20, 2000 will be entitled to notice of and vote at the Meeting.

         It is very important that every shareholder vote. We urge you to sign and return the enclosed proxy as soon as possible, whether or not you plan to attend the Meeting in person. If you do attend the Meeting, you may then withdraw your proxy. If you do not attend the Meeting, you may revoke the proxy prior to the time it is voted by notifying the Corporate Secretary in writing to that effect or by filing a later dated proxy.

         In order to facilitate the provision of adequate accommodations, please indicate on the proxy whether or not you expect to attend the Meeting.


DATED: MARCH 29, 2000

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      /s/ Nancy R. Boatright
                                      -----------------------------------------
                                      Nancy R. Boatright, Corporate Secretary

                               PROXY STATEMENT OF
                            MCB FINANCIAL CORPORATION
                                1248 Fifth Avenue
                              San Rafael, CA 94901

                             2000 ANNUAL MEETING OF
                     MCB FINANCIAL CORPORATION SHAREHOLDERS

Introduction

         This Proxy Statement is being furnished to MCB Financial Corporation ("MCB Financial") Shareholders in connection with the solicitation of proxies by the MCB Financial Board of Directors for use at the 2000 Annual Meeting of Shareholders of MCB Financial to he held on Wednesday, May 17, 2000 at 5:30 p.m. at MCB Financial's office, 1248 Fifth Avenue, San Rafael, California 94901, and at any adjournments thereof ("MCB Financial Meeting"). This Proxy Statement, the attached notice and the enclosed form of proxy are first being mailed to MCB Financial Shareholders on or about April 7, 2000.

Matters to Be Considered

         At the MCB Financial Meeting, MCB Financial Shareholders will be asked to (i) elect a board of eight directors (see "ELECTION OF DIRECTORS," herein);
(ii) ratify the selection of Deloitte & Touche LLP to serve as MCB Financial's independent auditor for the year ending December 31, 2000 (see "RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS," herein); and (iii) transact such other business as may properly come before the MCB Financial Meeting and any and all other adjournments thereof (see "OTHER MATTERS," herein).

Record Date; Voting Information

         The close of business on March 20, 2000 was the record date ("Record Date") for determining which of the MCB Financial Shareholders were entitled to receive notice of and to vote at the MCB Financial Meeting. On the Record Date, there were 2,030,181 shares of MCB Financial Common Stock outstanding, held by 387 holders of record. Each holder of MCB Financial Common Stock will be entitled to one vote, in person or by proxy, for each share of MCB Financial Common Stock standing in his or her name on the books of MCB Financial as of the Record Date on any matter submitted to the vote of the MCB Financial Shareholders at the MCB Financial Meeting, except that, in connection with the election of directors, the shares are entitled to be voted cumulatively.

         Cumulative voting entitles an MCB Financial Shareholder to give one nominee a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that shareholder's shares are normally entitled, or to distribute his votes among as many candidates as the shareholder thinks fit. However, no shareholder is entitled to cumulate votes for a nominee unless such nominee's name has been placed in nomination prior to the vote and the shareholder has given notice before the voting of his or her intention to vote shares cumulatively. If any shareholder has given such notice, all shareholders may cumulate their votes for nominees. The Board of Directors does not, at this time, intend to cumulate the votes it may hold pursuant to the proxies solicited herein. If, however, other director nominations are made, the Board of Directors intends to cumulate votes in such a manner as to elect the maximum number of the Board of Directors' nominees. Therefore, discretionary authority to cumulate votes in such an event is solicited in this Proxy Statement and in such an event the accompanying proxy grants discretionary authority to the proxy holders to cumulate votes for the election of directors.

Voting of Proxies; Revocability

         A proxy for use at the MCB Financial Meeting is enclosed. All shares of MCB Financial Common Stock represented by properly executed proxies received by MCB Financial will, unless revoked, be voted at the MCB Financial Meeting in accordance with the instructions on such proxies. If no instruction is specified with regard to a matter to be considered, the shares of MCB Financial Common Stock represented by the proxy will be voted in favor of (i) electing the eight nominees for directors; and (ii) ratifying the selection of Deloitte & Touche LLP to serve as MCB Financial's independent auditor for the year ending December 31, 2000.

         The proxy also confers discretionary authority to vote the shares represented thereby in accordance with the recommendations of the MCB Financial Board of Directors on any matter that was not known at the time this Proxy Statement was mailed which may properly be presented for action at the MCB Financial Meeting and the election of any person to any office for which a bona fide nominee is named herein if such nominee is unable to serve or for good cause will not serve. If any other business is properly presented at the MCB Financial Meeting, the proxy will be voted in accordance with the recommendation of the MCB Financial Board of Directors.

         Any MCB Financial Shareholder may revoke his or her proxy at any time before it is voted by filing with MCB Financial's Corporate Secretary an instrument revoking it or a duly executed proxy bearing a later date, or by attending the MCB Financial Meeting and advising the Chairman of his or her election to vote in person. A proxy may also be revoked if written notice of the death or incapacity of the MCB Financial Shareholder is received by MCB Financial before the vote pursuant to that proxy is counted.

Solicitation of Proxies

         This solicitation of MCB Financial Shareholders is being made by the Board of Directors of MCB Financial. The expense of preparing, assembling, printing and mailing this Proxy Statement to MCB Financial Shareholders and the materials used in the solicitation of proxies for the MCB Financial Meeting will be borne by MCB Financial. MCB Financial contemplates that the proxies will be solicited principally through the use of the mail, but officers, directors and employees of MCB Financial may solicit proxies personally or by telephone or facsimile without receiving special compensation therefor. In addition, MCB Financial may use the services of individuals or companies, including a proxy solicitation firm, it does not regularly employ in connection with the solicitation of proxies if deemed advisable by the MCB Financial Board of Directors. Although there are no formal agreements to do so, MCB Financial will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to MCB
Financial Shareholders, and will reimburse such other expenses as may be incurred by any proxy solicitation firm engaged by MCB Financial.

Required Vote

         Except as specifically noted below, each of the proposals described in this Proxy Statement requires the affirmative vote of a majority of the shares of MCB Financial's Common Stock represented and voting at the Annual Meeting of Shareholders where a quorum is present. In the election of directors, the eight directors receiving the most votes will be elected. If any proposal requires the affirmative vote of the holders of a specified percentage of MCB Financial's outstanding shares of Common Stock, abstaining and broker non-votes will have the same effect as a negative vote.

Security Ownership of Certain Beneficial Owners

         With the exception of John Cavallucci, whose beneficial ownership of the outstanding shares of MCB Financial's common stock is described in the "Security Ownership of Management" table below, as of the Record Date no individuals known to the Board of Directors of MCB Financial owned of record or beneficially five percent or more of the outstanding shares of common stock of MCB Financial.

Security Ownership of Management

         The following table provides certain information, as of March 20, 2000, with respect to the beneficial ownership of shares of MCB Financial Common Stock by each MCB Financial director and nominee, each executive officer1, and by all of the directors and executive officers of MCB Financial as a group. Unless otherwise indicated, each person listed has sole investment and voting power with respect to the shares listed.


                               Name and                  Amount and Nature of      Percent
Title of Class       Address of Beneficial Owner(2)     Beneficial Ownership(3)    of Class
----------------   ----------------------------------   -----------------------   ----------
Common Stock       John Cavallucci                             247,295(4)            11.90%
Common Stock       Charles O. Hall                              48,733(5)             2.34%
Common Stock       Timothy J. Jorstad                           72,555(6)             3.57%
Common Stock       Catherine H. Munson                          44,979(7)             2.21%
Common Stock       Gary T. Ragghianti                           29,016(8)             1.43%
Common Stock       Michael J. Smith                             37,415(9)             1.84%
Common Stock       Edward P. Tarrant                            48,222(10)            2.37%
Common Stock       Randall J. Verrue                            38,791(11)            1.91%
Common Stock       Stephen R. Brodie                             7,887(12)            *
Common Stock       Raymon L. Hanssen                             6,946(13)            *
Common Stock       Patrick E. Phelan                            10,166(14)            *
Common Stock       Current Directors and Executive
                   Officers as a Group (11 persons)            592,005(15)           27.33%

------------
(1) As used throughout this Proxy Statement, unless specified otherwise, the term "executive officer" means with respect to MCB Financial, the Executive Officer to the President of Metro Commerce Bank ("Metro Commerce"), the President and Chief Executive Officer of MCB Financial and Metro Commerce, the Chief Financial Officer of MCB Financial and Executive Vice President/Chief Financial Officer of Metro Commerce, the Executive Vice President/Chief Credit Officer of Metro Commerce and the Executive Vice President/Chief Administrative Officer of Metro Commerce.

(2) The address for all persons is c/o MCB Financial Corporation, 1248 Fifth Avenue, San Rafael, California 94901.

(3) Includes all shares beneficially owned, whether directly or indirectly, individually or together with associates. Includes any shares owned, whether jointly or as community property, with a spouse and any stock of which beneficial ownership may be acquired within 60 days of March 20, 2000, the Record Date, by the exercise of stock options vested pursuant to MCB Financial's 1989 Stock Option Plan, and 1999 Stock Option Plan.

(4) Includes options to acquire 48,405 shares which are exercisable within 60 days of the Record Date.

(5) Includes options to acquire 48,404 shares which are exercisable within 60 days of the Record Date.

(6) Includes 60,478 shares held by Jorstad, Inc., Money Purchase & Profit Sharing Pension Plan. Also includes options to acquire 2,100 shares which are exercisable within 60 days of the Record Date. 7 Includes 32,631 shares held by Lucas Valley Properties, Inc., Money Purchase & Profit Sharing Pension Plan. Also includes options to acquire 2,100 shares which are exercisable within 60 days of the Record Date.

(8) Includes 5,786 shares held by Ragghianti & Thomas Profit Sharing Plan. Also includes options to acquire 4,191 shares which are exercisable within 60 days of the Record Date.

(9) Includes options to acquire 2,100 shares which are exercisable within 60 days of the Record Date. Also includes 3,561 shares which are held in Mr. Smith's IRA trust accounts.

(10) Includes   11,031  shares  held  by  Mr.   Tarrant  as  Custodian  for  his
     grandchildren. Also includes options to acquire 2,100 shares which are exercisable within 60 days of the Record Date.

                                        3



(11) Includes 7,354 shares which are held in Mr. Verrue's IRA trust accounts. Also includes options to acquire 2,100 shares which are exercisable within 60 days of the Record Date.

(12) Represents vested options exercisable within 60 days of the Record Date.

(13) Represents vested options exercisable within 60 days of the Record Date.

(14) Includes options to acquire 9,937 shares which are exercisable within 60 days of the Record Date.

(15) Includes options held by executive officers and non-employee directors of MCB Financial which are exercisable within 60 days of the Record Date.


Compliance With Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires MCB Financial's directors and executive officers, and persons who own more than ten percent of a registered class of MCB Financial's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of MCB Financial. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish MCB Financial with copies of all Section 16(a) forms they file.

         To MCB Financial's knowledge, based solely on review of the copies of such reports furnished to MCB Financial and written representations that no other reports were required, during the year ended December 31, 1999, the executive officers, directors and greater than ten percent beneficial owners of MCB Financial's common stock complied with all applicable Section 16(a) filing requirements, except for certain stock option grants and exercises and one stock purchase transaction. These transactions were reported on Form 3 and/or Form 5 and filed with the Securities and Exchange Commission on various dates between February 11, 2000 and March 2, 2000.

Changes in Control

         Management of MCB Financial is not aware of any arrangement which may, at a subsequent date, result in a change of control of MCB Financial.

Recommendations

         MCB Financial's Board of Directors unanimously recommends electing the eight nominees to the MCB Financial Board of Directors and ratifying Deloitte & Touche LLP as MCB Financial's independent auditor for the year ending December 31, 2000. These proposals are discussed in greater detail in the following sections of this Proxy Statement.

                                  PROPOSAL ONE:
                              ELECTION OF DIRECTORS

         MCB Financial's Bylaws provide that the number of directors shall be determined from time to time by the Board of Directors or the shareholders but may not be less than seven nor more than thirteen. The number of directors is currently fixed at eight members. MCB Financial Shareholders are being asked to elect the eight persons named below, who are currently serving as directors of MCB Financial and are the nominees of the Board of Directors for reelection as directors of MCB Financial, to serve until the 2001 Annual Meeting of Shareholders of MCB Financial and until their successors are elected and have been qualified. Each of the nominees listed below has consented to be named as a nominee and to serve if elected to the MCB Financial Board of Directors. Votes will be cast pursuant to the enclosed proxy in such a way as to effect the election of said eight nominees, or as many thereof as possible under the rules of cumulative voting. In the event that any of the nominees should be unable to serve as a director, it is intended that the shares represented by the proxies solicited will be voted for the election of such substitute nominee, if any, as shall be designated by the MCB Financial Board of Directors. The MCB Financial
Board of Directors has no reason to believe that any nominees will become unavailable to serve if elected. Each of the nominees also serves as a director of Metro Commerce. It is intended that each person elected a director of MCB
Financial will also be elected a director of Metro Commerce.

                                                                        Metro          MCB
                                          Present Position(s)          Commerce     Financial
                                          with MCB Financial           Director      Director
            Name             Age          and Metro Commerce            Since         Since
            ----             ---          ------------------            -----         -----
John Cavallucci ............  58     Chairman of MCB Financial and       1991         1993
                                     Metro Commerce

Charles O. Hall ............  45     Director, President and             1995         1999
                                     Chief Executive Officer of MCB
                                     Financial and Metro Commerce

Timothy J. Jorstad .........  48     Director                            1989         1993

Catherine H. Munson ........  72     Director                            1989         1993

Gary T. Ragghianti .........  56     Vice Chairman                       1989         1993

Michael J. Smith ...........  59     Director                            1989         1993

Edward P. Tarrant ..........  56     Director                            1989         1993

Randall J. Verrue ..........  56     Director                            1989         1993


         There are no family relationships among any of the nominees for director or any of the executive officers of MCB Financial.

Biographical Information of Directors

         The following sets forth certain biographical information, present occupation and business experience for at least the past five years, of each of the nominees for director.

John Cavallucci       Director of Metro Commerce  since November 1991;  Chairman of Metro Commerce and MCB Financial since May 1996; Executive Officer to the President of Metro Commerce since January 1999; Chief Executive Officer of Metro Commerce from December 1995 to December 1998; President and Chief Executive Officer of Metro Commerce from January 1992 to December 1995; Director, President and Chief Executive Officer of MCB Financial from January 1993 to December 1998.

Charles O. Hall       Director of Metro Commerce  since December 1995;  Director of MCB Financial since January 1999; Executive Vice President and Chief Credit Officer of Metro Commerce from March 1992 to December 1995; President, Chief Operating Officer, and Chief Credit Officer of Metro Commerce from December 1995 to April 1998; President and Chief Operating Officer of Metro Commerce from April
                        1998 to December 1998; President and Chief Executive Officer of Metro Commerce since January 1999; President and Chief Executive Officer of MCB Financial since January 1999.

Timothy J. Jorstad    President and certified public accountant,  Jorstad, Inc., a certified public accounting firm.

Catherine H. Munson   President,  Lucas Valley  Properties,  Inc., a real estate firm; also General Partner, McInnis Park Golf Center.

Gary T. Ragghianti    Attorney and President, Gary T. Ragghianti, Inc.

Michael J. Smith      General Partner, Shimek/Smith, a car care business; broker and owner, Waterford Associates, LLC, a real estate firm.

Edward P. Tarrant     Principal and Owner,  Tarrant-Bell  Properties, a property development and management company.

Randall J. Verrue     President  and  Chief  Executive   Officer,   HCV  Pacific
                        Partners, a real estate company.


Meetings of the Board of Directors and  Committees of MCB Financial

         The Board of Directors of MCB Financial held twelve meetings during 1999. MCB Financial does not have a Personnel Committee or a Nominating Committee; the Board of Directors performs such functions. The entire Board of Directors also serves as the Audit Committee. During 1999 all of the directors of MCB Financial attended at a minimum 75 percent of the aggregate of all meetings of the Board of Directors and of the committees of MCB Financial and Metro Commerce on which they served.

         The Board of Directors of Metro Commerce held fourteen meetings during 1999. The Board of Directors of Metro Commerce has an Audit Committee and a Personnel Committee. Metro Commerce does not have a Nominating Committee; the Board of Directors performs such functions.

         The Audit Committee currently consists of Timothy J. Jorstad, Chairman, Michael J. Smith, Edward P. Tarrant and Randall J. Verrue. The Audit Committee held four meetings during 1999. The Audit Committee's function is to monitor Metro Commerce's financial organization and financial reporting, monitor and analyze the results of external and regulatory examinations and recommend the appointment of and oversee the independent auditor.

         The Personnel Committee currently consists of Catherine H. Munson, Chairwoman, Charles O. Hall, and Gary T. Ragghianti. The Personnel Committee held no meetings during 1999. The Personnel Committee's function is to review compensation of executive officers and make recommendations to the Board of Directors regarding compensation.

         During 1999, all of the directors of Metro Commerce attended at a minimum 75 percent of the aggregate of all meetings of the Board of Directors and of the committees on which they serve, except Michael J. Smith, who attended 70% of the meetings.

Compensation of Directors

         Each Metro Commerce director, with the exception of Charles O. Hall, receives an annual retainer of $12,000 for his or her services.

Executive Officers

         The following table sets forth certain information, as of March 20, 2000, with respect to the current executive officers of MCB Financial and Metro Commerce.


                                         Present Position(s) with
        Name             Age         MCB Financial and Metro Commerce
        ----             ---         --------------------------------
John Cavallucci .......  58  Chairman of MCB Financial; Chairman and Executive
                               Officer to the President of Metro Commerce

Charles O. Hall .......  45  Director, President and Chief Executive Officer of
                               MCB Financial and Metro Commerce

Stephen R. Brodie .....  54  Executive Vice President and Chief Credit Officer
                               of Metro Commerce

Raymon L. Hanssen .....  56  Executive Vice President and Chief Administrative
                               Officer of Metro Commerce

Patrick E. Phelan .....  36  Chief Financial Officer of MCB Financial; Executive
                               Vice President and Chief Financial Officer of Metro Commerce


Business Experience

         The following sets forth the business experience, for at least the past five years, of each of MCB Financial's and Metro Commerce's executive officers other than Mr. Cavallucci and Mr. Hall, whose experience is set forth above.


Stephen R. Brodie     Executive  Vice  President/Chief  Credit  Officer of Metro
                        Commerce since April 1998; Senior Vice President/Loan Administration of Metro Commerce from January 1998 to April 1998; Senior Vice President/Construction Loan Officer of Metro Commerce from June 1996 to January 1998; Senior Vice President/Loan Officer of Metro Commerce from June 1993 to June 1996.

Raymon L. Hanssen     Executive Vice President/Chief  Administrative  Officer of
                        Metro Commerce since February 1999; Senior Vice President/Branch Manager of Metro Commerce from May 1994 to February 1999; Senior Vice President/Loan Officer of Metro Commerce from May 1991 to May 1994.

Patrick E. Phelan     Chief Financial  Officer of MCB Financial  since May 1997;
                        Executive Vice President/Chief Financial Officer of Metro Commerce since December 1998; Senior Vice President/Chief Financial Officer of Metro Commerce from May 1997 to December 1998; Vice President/Finance of Metro Commerce from December 1996 to May 1997; Assistant Vice President and Controller of Metro Commerce from April 1994 to December 1996.

           EXECUTIVE COMPENSATION OF MCB FINANCIAL AND METRO COMMERCE

         The following table sets forth compensation information with respect to MCB Financial's and Metro Commerce's Chief Executive Officer and the four other most highly compensated executive officers of Metro Commerce who served as such at year end 1999 and whose total annual salary and bonus exceeded $100,000
("Named Officers"). Comparative data is also provided for the two previous fiscal years, where applicable. No cash compensation was paid by MCB Financial to any Named Officer; however, each Named Officer of MCB Financial also serves as an executive of Metro Commerce and receives compensation from Metro Commerce for services rendered in his or her capacity as such.

Summary Compensation Table


                                                    Annual                               Long Term
                                                 Compensation             Other         Compensation
          Name and                           ----------------------       Annual           Awards          All Other
   Principal Position at                     Salary          Bonus     Compensation        Options       Compensation(1)
     December 31, 1999          Year           ($)            ($)          ($)               (#)               ($)
   ---------------------        ----         -------         ------    ------------        -------       ---------------
John Cavallucci ..............  1999          70,000         34,594                         10,500            3,856
   Executive Officer to the     1998         142,000         47,900                                           2,863
   President                    1997         132,000         38,057                                           2,162

Charles O. Hall ..............  1999         153,360         69,188                         10,500            7,901
   President/                   1998         142,000         47,900                                           7,271
   Chief Executive Officer      1997         132,000         38,057                                           7,925

Stephen R. Brodie ............  1999          96,342         16,000                                           1,900
   Executive Vice President/    1998          89,934         14,000                          5,250            1,700
   Chief Credit Officer         1997            N/A           N/A                                              N/A

Raymon L. Hanssen ............  1999          97,635         21,020                                           4,715
   Executive Vice President/    1998          89,435         12,768                                           2,400
   Chief Administrative         1997            N/A           N/A                                              N/A
    Officer

Patrick E. Phelan ............  1999          91,081         16,500                                           4,100
   Executive Vice President/    1998            N/A           N/A                                              N/A
   Chief Financial Officer      1997            N/A           N/A                                              N/A

------------
(1)  Includes  automobile   compensation  and  matching   contributions  to  the
     Executive Deferred Compensation Plan.


Employment Agreements

         Mr. Cavallucci and Mr. Hall are each employed by Metro Commerce pursuant to written employment agreements.

         Mr. Cavallucci

         Mr. Cavallucci's current agreement for employment as Executive Officer to the President of Metro Commerce commenced on January 1, 1999 and expires December 31, 2001. Mr. Cavallucci is entitled to receive payment of (i) an initial annual base salary of $70,000, payable semi-monthly, increased annually in accordance with a change in the consumer price index for the San Francisco Bay Area and increased otherwise at the sole discretion of Metro Commerce's Board of Directors, and (ii) an annual bonus equal to three-fourths of one percent (3/4%) of Metro Commerce's pre-tax income if Metro Commerce's return on beginning equity equals or exceeds 10 percent during the fiscal year. Mr. Cavallucci is also entitled to be paid directors fees in an amount equal to such fees paid to other members of the Board of Directors so long as he remains a Director. Among other things, pursuant to his employment agreement, Mr. Cavallucci has been provided with an automobile, Metro Commerce's standard health insurance coverage provided to all Metro Commerce employees, vacation leave and a golf club membership.

         In the event Mr. Cavallucci's employment is terminated for any reason other than death, disability, voluntary retirement or cause he will be entitled to receive a severance payment in an amount equal to his then base salary for 36 months in one lump sum. If Mr. Cavallucci's employment is terminated for

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reasons of death,  medical  disability  which would preclude him from performing duties as the Executive Officer to the President of Metro Commerce for a period of six months or voluntary retirement, he will not be entitled to any severance payment; provided, however, that if such termination occurs as a result of a medical disability, he will be entitled to receive severance payment in an amount equal to 150 percent of his annual base salary then in effect. In the event Mr. Cavallucci's employment is terminated for cause, he will not be entitled to any severance payment.

         Mr. Hall

         Mr. Hall's current employment agreement commenced on January 1, 1996. Mr. Hall is entitled to receive payment of (i) an initial base salary in the amount of $120,000, payable not less often than monthly, increased annually by the percentage increase in the CPI for the San Francisco Bay Area as well as at the discretion of the Board of Directors, and (ii) an annual bonus equal to one and one-half percent of Metro Commerce's pre-tax income if Metro Commerce's return on beginning equity equals or exceeds 10 percent during the fiscal year. Mr. Hall has been provided with an automobile, Metro Commerce's standard health insurance coverage provided to all Metro Commerce employees, vacation leave and a tennis club membership. Mr. Hall also participates in Metro Commerce's Deferred Compensation Plan For Executives into which Mr. Hall may elect to defer a portion of his current compensation and Metro Commerce agrees to contribute up to 50 percent of the amount of his deferral. Mr. Hall vests 50 percent in Metro Commerce contributions after completing all of his contractual deferrals and vests the remaining 50 percent upon reaching retirement age.

         In the event Mr. Hall's employment is terminated for any reason other than death, disability, voluntary retirement or cause he will be entitled to receive a severance payment in an amount equal to his then base salary for 36 months in one lump sum. If Mr. Hall's employment is terminated for reasons of death, voluntary retirement or cause he will not be entitled to any severance payment. If termination occurs as a result of a medical disability, he will be entitled to receive severance payment in an amount equal to 25% of his then annual base salary.

         The following table sets forth information on the issuance of stock options to the Named Officers during the year ended December 31, 1999.

Stock Option Grants in Last Fiscal Year


                                        Percent of
                                      Total Options
                        Number of     Granted During      Exercise    Expiration
         Name            Shares           1999             Price         Date
         ----            ------           ----             -----         ----
John Cavallucci .......  10,500           12.05%           $7.62      07/22/2009
Charles O. Hall .......  10,500           12.05%           $7.62      07/22/2009

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


         The following table presents information regarding the 1999 fiscal year end value of unexercised stock options held by the Named Officers. There were no option exercises by the Named Officers during the 1999 fiscal year. The market value of MCB Financial's Common Stock as of December 31, 1999 was $11.00 per share.

Aggregated  Option  Exercises  in  Last  Fiscal  Year and Fiscal Year-End Option
Values


                                                       Value of
                                  Number of          Unexercised
                                 Unexercised         In-the-Money
                                   Options             Options
                                   at 1999             at 1999
                                Year-End (#)         Year-End ($)
                                Exercisable/         Exercisable/
             Name               Unexercisable       Unexercisable
             ----               -------------       -------------
John Cavallucci .............   48,405 / 8,400      332,115 / 28,400
Charles O. Hall .............   45,626 / 11,178     323,950 / 49,963
Stephen R. Brodie ...........    7,887 / 3,150       35,291 / 6,150
Raymon L. Hanssen ...........    6,946 / 0           47,891 / N/A
Patrick E. Phelan ...........    7,011 / 3,131       45,129 / 18,947


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                   REGARDING MCB FINANCIAL AND METRO COMMERCE

         Certain of the directors and executive officers of MCB Financial and Metro Commerce, the companies or organization with which they are affiliated, and members of their immediate families are customers of, and had banking transactions with Metro Commerce in the ordinary course of Metro Commerce's business during 1999, and Metro Commerce expects to have banking transactions with such persons in the future. All loans and commitments to lend to such persons were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness and, in the opinion of management of Metro Commerce, did not involve more than a normal risk of collectibility or present other unfavorable features. All of such loans are current as to both principal and interest. As of February 29, 2000, extensions of credit to MCB Financial directors, executive officers and beneficial owners of more than five percent of MCB Financial Common Stock, and their affiliates, as a group, was approximately $3,727,417 which represents approximately 26.1% of the equity capital of MCB Financial as of that date. The maximum aggregate amount of credit extended to directors and executive officers of MCB Financial or Metro Commerce at any one time during 1999 was approximately $3,393,670.

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


                                  PROPOSAL TWO:
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors of MCB Financial has selected and appointed Deloitte & Touche LLP, independent auditors, to audit the financial statements of MCB Financial for the year ending December 31, 2000. Deloitte & Touche LLP has served as MCB Financial's independent auditors since 1991. In recognition of the important role of the independent auditors, the Board of Directors has determined that its selection of the independent auditors should be submitted to the shareholders for review and ratification on an annual basis.

         Deloitte & Touche LLP had no interest, financial or otherwise, in MCB Financial or Metro Commerce.

         In the event the appointment is not ratified through the affirmative vote of a majority of the outstanding shares, the adverse vote will be deemed to be an indication to the Board of Directors that it should consider selecting other independent auditors for 2000. Because of the difficulty and expense of making any substitution of accounting firms after the beginning of the current year, it is the intention of the Board of Directors that the appointment of Deloitte & Touche LLP for the 2000 fiscal year will stand unless for other reasons the Board of Directors deems it necessary or appropriate to make a change. The Board of Directors also retains the power to appoint another independent public accounting firm to replace an accounting firm ratified by the shareholders in the event the Board of Directors determines that the interests of MCB Financial require such a change.

         A representative of Deloitte & Touche is expected to be present at the MCB Financial Meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions of shareholders.


                              SHAREHOLDER PROPOSALS

         MCB Financial's 2001 Annual Meeting of Shareholders is currently scheduled for May 16, 2001. To be included in MCB Financial's 2001 Proxy Statement, proposals of shareholders intended to be presented at the 2001 Annual Meeting must be received by MCB Financial no later than December 20, 2000.


                                  OTHER MATTERS

         Management does not know of any matters to be presented at the MCB Financial Meeting other than those set forth above. However, if other matters come before the MCB Financial Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendation of the MCB Financial Board of Directors on such matters.

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